Exhibit 4.1

[FRONT OF CERTIFICATE]

NUMBER	SHARES

INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA

Diversified Restaurant Holdings, Inc.

TOTAL AUTHORIZED ISSUE

10,000,000 SHARES OF PAR VALUE $.0001 EACH

COMMON STOCK

See Reverse for

Certain Definitions

This is to Certify that ___________________________________________ is the owner of ____________________________________________fully paid and non-assessable shares of the above Corporation transferable only on the books of the Corporation by holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.

Witness, the seal of the Corporation and the signatures of its duly authorized officers

Dated ________________________

[SEAL]

_________________________

President

{A0037970.DOC}

[BACK OF CERTIFICATE]

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as thought they were written out in full according to applicable laws or regulations:

TEN COM

- as tenants in common

UNIF TRANSFERS MIN ACT-………Custodian…………

       (Cust)                 (Minor)

TEN ENT

- as tenants by the entireties

under Uniform Transfers to Minors

Act……………………………………….

JT TEN

- as joint tenants with right of

(State)

 Survivorship and not as tenants

 in common

 Additional abbreviations may also be used though not in the above list

For Value Received, _____________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER

IDENTIFYING NUMBER OF ASSIGNEE

___________________________________________________________________________________________

___________________________________________________________________________________________

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE)

___________________________________________________________________________________________

___________________________________________________________________________________________

_______________________________________________________________________________________ Shares represented by the within Certificate, and do hereby irrevocably constitute and appoint

____________________________________________________________________________________ Attorney to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

Dated ______________________________________________

In presence of

________________________________________

________________________________________________

NOTICE:  THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.

Endnotes

{A0037970.DOC}